UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia	22901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 743-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Securities Purchase Agreement

On April 3, 2024, Blue Ridge Bankshares, Inc. (the “Company”), entered into an Amended and Restated Securities Purchase Agreement (the “Securities Purchase Agreement”) with Kenneth R. Lehman, Castle Creek Capital Partners VIII, LP (“Castle Creek”), other investors and certain directors and executive officers of the Company (each, a “Purchaser” and collectively, the “Purchasers”), which amends and restates, in its entirety, the previously disclosed Securities Purchase Agreement entered into by the Company on December 21, 2023. Pursuant to the Securities Purchase Agreement, the Company, on April 3, 2024, issued and sold to the Purchasers, in the aggregate, (i) 3.4 million shares (the “Common Shares”) of the Company’s common stock, no par value (the “Common Stock”), at a purchase price of $2.50 per Common Share, (ii) 11,418 shares (the “Series B Shares”) of the Company’s Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series B, par value $50.00 per share (the “Series B Preferred Stock”), at a purchase price of $10,000.00 per Series B Share, (iii) 2,732 shares (the “Series C Shares” and together with the Series B Shares, the “Preferred Shares”) of the Company’s Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C, par value $50.00 per share (the “Series C Preferred Stock” and together with the Series B Preferred Stock, the “Preferred Stock”), at a purchase price of $10,000.00 per Series C Share, and (iv) warrants to purchase 5,942 shares of Series B Preferred Stock and 1,441 shares of Series C Preferred Stock at an exercise price of $10,000.00 per share (the “Warrants”) in a private placement (the “Private Placement”), for gross proceeds of $150,000,000. The Warrants were issued to each Purchaser other than the Company’s directors and executive officers who participated in the Private Placement.

Subject to certain ownership limitations, the Preferred Shares are convertible (or, in the case of Castle Creek, as provided pursuant to the Exchange Agreement described herein exchangeable) into shares of Common Stock (the “Underlying Preferred Shares”) at the initial conversion rate of 4,000 shares of Common Stock per Preferred Share, which conversion rate is based on an initial conversion price of $2.50 per share of Common Stock and is subject to certain adjustments (the “Conversion Rate”). Similarly, the shares of Series B Preferred Stock and shares of Series C Preferred Stock issuable upon exercise of the Warrants are convertible or exchangeable into shares of Common Stock at the same Conversion Rate (the “Warrant Shares”).

The Company will use the net proceeds from the Private Placement for general corporate purposes and to reposition business lines, support organic growth and enhance capital levels of Blue Ridge Bank, National Association (the “Bank”), unless otherwise consented to by Mr. Lehman.

Pursuant to the terms of the Securities Purchase Agreement, Castle Creek is entitled to designate two individuals to be appointed to the Company’s and the Bank’s boards of directors, subject to any required bank regulatory approvals, waivers or non-objections. This right will continue for as long as Castle Creek, together with its respective affiliates, owns, in the aggregate, 9.9% or more of the outstanding shares of the Company’s Common Stock (counting as shares of Common Stock owned by Castle Creek, all shares of Common Stock into which the Preferred Shares owned by Castle Creek, together with its affiliates, are convertible or exchangeable and disregarding any limitations on ownership or prohibitions on conversion pursuant to the terms of the Preferred Stock that may otherwise apply). In the event that Castle Creek’s ownership falls below 9.9%, but is at least 4.9%, of the outstanding shares of the Company’s Common Stock (as calculated in the preceding sentence), Castle Creek’s board designation rights will continue with respect to one board representative member. In the event Castle Creek’s ownership falls below either of the foregoing thresholds, its rights to designate such board representatives automatically will be assigned to Mr. Lehman, provided that he then holds the required ownership levels.

In addition, Mr. Lehman may, but is not required to, designate an additional individual to be appointed to the Company’s and the Bank’s boards of directors for as long as he owns at least 4.9% of the outstanding shares of the Company’s Common Stock (counting as shares of Common Stock owned by Mr. Lehman, all shares of Common Stock into which the Preferred Shares owned by Mr. Lehman, together with his affiliates, are convertible and disregarding any limitations on ownership or prohibitions on conversion pursuant to the terms of the Preferred Stock that may otherwise apply). Such designation right is subject to any required bank regulatory approvals, waivers or non-objections.

In connection with the Company’s next annual meeting of shareholders, the Company will take appropriate actions to reduce the size of the Company’s and the Bank’s boards of directors to 12 and 13 members, respectively, including Castle Creek’s two representatives above, or 13 and 14 members, respectively, if Mr. Lehman also exercises his right to designate a board member.

The Company and Mr. Lehman, with non-binding input from Castle Creek, will work together to identify specific work-out assets and develop and adopt a mutually agreeable asset resolution plan pursuant to which the Company will accelerate its work-out strategy with respect to those identified assets.

Purchasers who own at least 9.9% of the issued and outstanding Common Stock (counting as shares of Common Stock owned by such Purchaser, all shares of Common Stock into which the Preferred Shares owned by such Purchaser are convertible or exchangeable and disregarding any limitations on ownership or prohibitions on conversion pursuant to the terms of the Preferred Stock that may otherwise apply) have gross-up rights to acquire from the Company any equity or equity-linked securities (with certain exceptions) offered by the Company in order to enable such Purchaser to maintain its proportionate ownership interest in the Company as immediately prior to such issuance.

Piper Sandler & Co. (the “Placement Agent”) served as placement agent with respect to the Private Placement. The Company has paid a fee to the Placement Agent in connection with the Private Placement.

Stockholder Approvals

The Company will use its reasonable best efforts to hold a shareholder meeting no later than June 17, 2024 to obtain shareholder approval of (i) an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock to at least 150,000,000 shares (the “Articles Amendment Approval”) and (ii) the issuance of the Underlying Preferred Shares and the Warrant Shares pursuant to applicable listing standards of the NYSE American (the “Issuance Approval” and together with the Articles Amendment Approval, the “Stockholder Approvals”). If any of the Stockholder Approvals are not obtained at the initial shareholder meeting called by the Company, then the Company will include proposals to approve such Stockholder Approvals at a meeting of its shareholders no less than once in each subsequent three-month period beginning on the date of such previous shareholder meeting until such approval is obtained. The Company may, with the approval of Mr. Lehman and with input from Castle Creek, determine to first convene a meeting of the Company’s shareholders for the purpose of obtaining the Issuance Approval, and then convene a separate meeting of the Company’s shareholders for the purpose of obtaining the Articles Amendment Approval. After receiving each respective Stockholder Approval, in the time and manner required by the NYSE American, the Company will prepare and file with the NYSE American a supplemental listing application covering all of the Underlying Preferred Shares and the Warrant Shares and will use its commercially reasonable efforts to cause all of the Underlying Preferred Shares and the Warrant Shares to be approved for listing on the NYSE American as promptly as possible.

In the event that the Company has obtained the Issuance Approval but the Company’s shareholders have not approved the Articles Amendment Approval, the Company will effect a “Partial Conversion” of the Series B Preferred Stock, whereby outstanding shares of Series B Preferred Stock will automatically convert into shares of Common Stock, but only to the extent of the total number of shares of Common Stock available for issuance by the Company pursuant to its then effective articles of incorporation (taking into consideration any shares previously reserved for issuance), allocated pro rata among the holders of the Series B Preferred Stock and the Series C Preferred Stock.

Indemnification

Subject to certain limitations, the Company will indemnify each Purchaser and certain related parties of each Purchaser against losses in connection with breaches of the Securities Purchase Agreement and the other documents contemplated therein by the Company or in connection with the transactions contemplated by the Securities Purchase Agreement. Subject to certain limitations, each Purchaser will indemnify the Company and its affiliates and certain related persons against losses in connection with breaches of the Securities Purchase Agreement and the other documents contemplated therein by such Purchaser.

Articles of Amendment

The information contained in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Warrants

The Company issued Warrants to the Purchasers other than directors and executive officers of the Company. The Warrants are exercisable at any time after issuance, and from time to time, in whole or in part into shares of Series B Preferred Stock or shares of Series C Preferred Stock (depending on whether such Purchaser purchased Series B Shares or Series C Shares pursuant to the Securities Purchase Agreement) until April 3, 2029.

In the event that all (but not less than all) outstanding shares of Series B Preferred Stock are converted into shares of Common Stock pursuant to the provisions of the Company’s Articles of Incorporation as then in effect, then from and after the date on which such outstanding shares of Series B Preferred Stock have been so converted, the Warrant shall be exercisable for such number of shares of Common Stock into which the shares of Preferred Stock subject to the Warrant would have been converted had the shares of Preferred Stock subject to the Warrant been outstanding on the date of such conversion as provided in the Company’s Articles of Incorporation as then in effect. After such conversion, the exercise price per share of Common Stock subject to the Warrant shall equal the exercise price in effect as of immediately prior to such conversion divided by the number of shares of Common Stock into which one share of Preferred Stock previously subject to the Warrant would have been converted on such date.

Holders may exercise their Warrants by paying the exercise price in immediately available funds to the Company or, in certain circumstances, through a “cashless exercise” whereby the holder of the Warrant forfeits shares subject to the Warrant in lieu of paying the exercise price. The Warrants contain certain anti-dilution price protection.

Registration Rights Agreement

On April 3, 2024, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will register for resale the Common Shares, the Warrant Shares and the Underlying Preferred Shares (collectively, the “Registrable Securities”). The Company has agreed to file a registration statement registering the Registrable Securities for resale by the Purchasers by the earliest of (i) 30 days after the Stockholder Approvals, (ii) thirty days after the Partial Conversion and (iii) October 15, 2025. The Company shall use its commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (the “SEC”) and to keep such registration statement effective until the earlier of (i) such time as all of the Registrable Securities covered by such registration statement have been publicly sold by the holders thereof and (ii) the date on which all Common Shares, Warrant Shares and Underlying Preferred Shares cease to be Registrable Securities.

If the Company fails to file the registration statement or have it declared effective by certain deadlines, if the registration statement ceases to remain effective, subject to specified grace periods, or if the Company fails to satisfy the current public information requirement of Rule 144(c)(1) under the Securities Act of 1933, as amended (the “Securities Act”), then the Company will pay monthly liquidated damages to the holders of Registrable Securities in an amount of one percent (1.0%) of the aggregate purchase price paid by such Purchaser pursuant to the Securities Purchase Agreement for any unregistered Registrable Securities then held by such Holder, subject to certain caps and limitations. The Company will pay all fees and expenses incident to the Company’s performance of its obligations under the Registration Rights Agreement, excluding (with certain exceptions) any underwriting discounts, selling commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals and all legal fees and expenses of legal counsel for any holder of Registrable Securities. The Company and the Purchasers agreed to provide each other with certain indemnification and contribution rights.

Exchange Agreement

Simultaneous with entering into the Securities Purchase Agreement, the Company and Castle Creek entered into an Exchange Agreement, dated as of April 3, 2024, whereby the Company agreed under certain conditions to issue shares of Common Stock in exchange for Series C Shares held by Castle Creek. Each exchange is subject to (i) the Stockholder Approvals and (ii) Castle Creek obtaining the necessary approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under, the federal Change in Bank Control Act or any similar state laws.

The foregoing descriptions of the Securities Purchase Agreement, the Articles of Amendment, the Warrants, the Registration Rights Agreement and the Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Securities Purchase Agreement, the Articles of Amendment, the forms of Warrant, the form of Registration Rights Agreement and the Exchange Agreement included as exhibits to the Securities Purchase Agreement, copies of which are filed as, or contained in, the exhibits hereto, and incorporated herein by reference.

The representations, warranties and covenants of the Company set forth in the Securities Purchase Agreement and the Exchange Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Securities Purchase Agreement and the Exchange Agreement, may be subject to limitations agreed upon by the contracting parties and standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties, unless otherwise specified therein, were made only as of the date of the Securities Purchase Agreement and the Exchange Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement and the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of the Purchasers in the Securities Purchase Agreement and the Exchange Agreement, the Private Placement is exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2024, the Board of Directors of the Company (the “Board”) appointed Ciaran McMullan, Trevor Montano and Tony Scavuzzo as directors of the Company and the Bank (the “New Directors”), effective as of the closing of the Private Placement but subject to receiving the required approvals by applicable regulatory agencies. Accordingly, such appointments will not be effective until such regulatory approvals. The Board also increased the size of the Board from 15 to 18 directors, with each one director increase subject to and effective as of the closing of the Private Placement. The Board anticipates naming each of the New Directors to serve on one or more committees of the Board, but at the time of this Form 8-K, the Board has not determined the committee(s) to which any of the New Directors will be named. The Company will file one or more amendments to this Form 8-K when regulatory approval for the appointment of one of more of the New Directors has been obtained and to identify those committees on which one of more of the New Directors will serve once they are determined.

The New Directors will be eligible to receive compensation for their service on the Board consistent with that provided to all non-employee directors, which is described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2023, as adjusted by the Board from time to time.

Other than as discussed in Item 1.01 above, (i) there are no arrangements or understandings between any of the New Directors and any other person with respect to their appointments to the Board,

and (ii) there have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and in which any of the New Directors, or any member of their respective immediate families, had, or will have, a direct or indirect material interest.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2024, the Company filed Articles of Amendment to its Articles of Incorporation with the Virginia State Corporation Commission creating and authorizing 30,000 shares of Series B Preferred Stock and 10,000 shares of Series C Preferred Stock.

Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series B

Holders of shares of Series B Preferred Stock are entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, pari passu with the shares of Series C Preferred Stock, cumulative dividends in arrears at the rate per annum of 15% per share, payable semi-annually on April 15 and October 15 of each year, commencing October 15, 2024. Dividends may be paid in cash or in kind through the issuance of additional shares of Series B Preferred Stock. To the extent that such dividends are not paid semi-annually, then such unpaid dividends will accrue and compound until paid. The holders of Series B Preferred Stock generally will not be entitled to receive any dividends on shares of Series B Preferred Stock converted to Common Stock on or prior to October 15, 2024.

The holders of shares of Series B Preferred Stock do not have any voting rights, except for certain protective matters such as amendments to the Company’s articles of incorporation that create any class or series of capital stock of the Company ranking senior to the Series B Preferred Stock.

Whenever dividends payable on the shares of Series B Preferred Stock have not been paid for an aggregate of three or more six-month dividend periods, in each case whether or not consecutive, the authorized number of directors of the Company shall automatically be increased by two and the holders of the Series B Preferred Stock shall have the right to elect two directors to fill such newly created directorships at the Company’s next annual meeting of shareholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of shareholders until all accrued and unpaid dividends for all past six-month dividend periods, including the latest completed dividend period, on all outstanding shares of Series B Preferred Stock have been declared and paid in full.

Within five business days after the date on which (i) both Stockholder Approvals have been received, (ii) articles of amendment have been filed with the Virginia State Corporation Commission to increase the number of authorized shares of Common Stock to at least 150,000,000 shares and (iii) a certificate of amendment has been issued by the Virginia State Corporation Commission with respect thereto (the “Conversion Date”), all outstanding shares of Series B Preferred Stock shall automatically convert into shares of Common Stock (the “Mandatory Conversion”) at the Conversion Rate. If, however, the Company has obtained the Issuance Approval but not the Articles Amendment Approval, then the outstanding shares of Series B Preferred Stock shall automatically convert within five business days after the Issuance Approval has been received (the “Partial Conversion Date”) into shares of Common Stock as described in the Mandatory Conversion, but only to the extent of the total number of shares of Common Stock available for issuance by the Company as of the Conversion Date (taking into consideration any shares reserved for issuance pursuant to the Company’s equity compensation plans or other contractual obligations as of such date), allocated pro rata among the holders of shares of the Preferred Stock (a “Partial Conversion”).

The Conversion Rate is subject to certain adjustments, including that such Conversion Rate will be decreased by 10% effective as of July 8, 2024, and such adjusted Conversion Rate will be decreased by 10% for each successive 95 calendar day period thereafter until the earlier of the Conversion Date or April 15, 2025. The Conversion Rate is also subject to anti-dilutive price protection.

Prior to conversion of the Series B Preferred Stock into Common Stock, no dividend or distribution shall be declared or paid upon any shares of Common Stock or other class or series of stock junior in priority to the Preferred Stock.

Shares of Series B Preferred Stock duly converted, or otherwise reacquired by the Company, will resume the status of authorized and unissued Preferred Stock, undesignated as to series and available for future issuance (provided that any such cancelled shares of Series B Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series B Preferred Stock).

The shares of Preferred Stock are senior to shares of Common Stock, such that in the event of any liquidation, dissolution or winding up of the Company’s affairs, each holder of shares of Series B Preferred Stock will be entitled to receive for each share of Series B Preferred Stock, out of the assets of the Company or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Company, subject to the rights of any creditors of the Company, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other junior stock of the Company, pari passu with the Series C Preferred Stock, payment in full in an amount equal to the sum of (i) the liquidation amount (which is initially $10,000.00 per share of Series B Preferred Stock) per share of Series B Preferred Stock and (ii) any declared and unpaid dividends on such share.

Pursuant to a letter agreement (the “Letter Agreement”) entered into with the Company, each Purchaser who is a director or executive officer of the Company will not have any rights to or otherwise be entitled to receive (i) any dividends in any form on the Series B Preferred Stock and (ii) any adjustment or change to the Conversion Rate (or related conversion price) on the Series B Preferred Stock.

Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C

The terms of the Series C Preferred Stock are generally the same as the Series B Preferred Stock, except that the shares of Series C Preferred Stock are not convertible in the hands of the initial holder or any other holder that is not a “Permitted Transferee.” A “Permitted Transferee” is a transferee that is not affiliated with the initial holder and that obtained shares of Series C Preferred Stock through certain permitted transfers or from another transferee that is a Permitted Transferee.

The foregoing descriptions of the Articles of Amendment and Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and Letter Agreement included as exhibits to the Securities Purchase Agreement, copies of which are filed as, or contained in, the exhibits hereto, and incorporated herein by reference.

Item 8.01 Other Events.

The Company continues its previously disclosed wind down of fintech banking-as-a-service (“BaaS”) operations and expects to substantially exit this business by the end of 2024. This wind down is progressing as planned. The Company also continues to rationalize out-of-market and transactional loan relationships and increase secured funding sources to manage the exit of BaaS deposits. The Company expects net interest margin compression to continue due to increased funding costs. Nonperforming loans are showing slight declines since December 31, 2023, due primarily to pay-downs and recoveries on problem loans. The Company expects noninterest expenses to continue to be elevated as it reduces exposure to fintech operations and remediates the previously disclosed Consent Order issued by the Office of the Comptroller of the Currency to the Bank.

Additional Information

The Company intends to file a proxy statement with the SEC that will be sent to the shareholders of the Company seeking their approval of certain matters in connection with the transactions described herein. Security holders are urged to read the proxy statement when it becomes available (and any other relevant documents filed with the SEC in connection with the transactions described herein) because such documents will contain important information regarding the Company, the transactions, certain investors in the transactions, and related matters.

Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from G. William Beale, Blue Ridge Bankshares, Inc., 1807 Seminole Trail, Charlottesville, Virginia 22901, or by telephone at (540) 743-6521. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its 2023 annual meeting of shareholders, as previously filed with the SEC on April 28, 2023.

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act and will be subject to the resale restrictions under the Securities Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s plans for raising capital, the expected use of proceeds from the Private Placement, the filing of a registration statement to register the resale of the Common Shares, the Underlying Preferred Shares and the Warrant Shares, and the Company’s business strategies, plans and prospects. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phrases of similar meaning. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. The forward-looking statements are based on management’s current expectations, estimates and projections and are not guarantees of future performance.

The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2023 and from time to time other filings with the SEC, which are available on the SEC’s website (http://www.sec.gov). Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Blue Ridge Bankshares, Inc. creating the Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series B.

3.2	Articles of Amendment to the Articles of Incorporation of Blue Ridge Bankshares, Inc. creating the Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C.

4.1	Specimen Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series B, Certificate of Blue Ridge Bankshares, Inc.

4.2	Specimen Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C, Certificate of Blue Ridge Bankshares, Inc.

4.3	Form of Warrant, dated April 3, 2024, to Purchase Shares of Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series B, of Blue Ridge Bankshares, Inc.

4.4	Form of Warrant, dated April 3, 2024, to Purchase Shares of Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C, of Blue Ridge Bankshares, Inc.

4.5	Exchange Agreement, dated April 3, 2024, by and between Blue Ridge Bankshares, Inc. and Castle Creek Capital Partners VIII, LP.

4.6	Form of Letter Agreement, dated April 3, 2024, from certain directors and executive officers of Blue Ridge Bankshares, Inc. to, and as agreed to and accepted by, Blue Ridge Bankshares, Inc.

10.1	Form of Amended and Restated Securities Purchase Agreement, dated April 3, 2024, by and among Blue Ridge Bankshares, Inc. and the other parties thereto.

10.2	Form of Registration Rights Agreement, dated April 3, 2024, by and among Blue Ridge Bankshares, Inc. and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Date: April 5, 2024	By:	/s/ Judy C. Gavant
Judy C. Gavant Executive Vice President and Chief Financial Officer